RBC Financial Institutions Conference
September 2006

Skip Hageboeck                    Craig Stilwell
President & CEO       EVP-Retail Banking

Forward Looking Statements

 This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995.  Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3)  the Company may experience increases in the default rates on previously securitized loans that would result in impairment losses or lower the yield on such loans;
(4) the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) the Company may have difficulty in retaining key employees; (8)
changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (9) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (10) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results;
and (11) the Company may experience difficulties growing loan and deposit balances.
  Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the
Company and is included pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

City Holding Company:
•
Headquartered In Charleston WV
•
$2.5 Billion in Total Assets
•
67 Banking Offices

Key Markets
1st & 10% Market Share
in Huntington WV/Ashland KY MSA
$3.6 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
$1.8 Billion
1st & 30% Market Share
$1.6 Billion
2nd & 11% Market Share
in WV’s largest market; $4.4B

Themes:

■
CHCO: Consistently superior results

■
CHCO: Conservative operating platform

■
CHCO: Growing and succeeding in
slow-growth markets

2005 Major Accomplishments
■
Maintained “High-Performing Bank”
Metrics
■
Grew “Core EPS”
■
Acquisition of Classic Bancshares added
◆
10 offices in KY and OH
◆
$256MM in loans
◆
$212MM in deposits
■
Achieved strong growth in commercial
lending
■
Launched 2nd Generation deposit products
■
Initiated improvements to retail distribution
network

2006 YTD Accomplishments
■
Loan Growth of 5.8% annualized
◆
Commercial growth @ 12.7% annualized
■
Deposit Growth of 4.6% annualized
■
EPS growth of 4.9% despite:
◆
Provision Expense of $1.7MM vs. $0 in
prior year
◆
Decrease in interest income on Previously
Securitized Loans of $0.7MM
■
Non-interest income up 9.8%
■
Net interest margin up 20 bp to 4.64%

* Rankings based on Core ROA among 239 public banks $1-$10 Billion

	2004	2005	YTD 2006
■ Reported ROA	2.10%	2.09%	2.12%	best in class!
■ NIM	4.29%	4.49%	4.64%	increasing!
■ Efficiency Ratio	48.7%	46.7%	44.7%	decreasing!
■ Non-Int Rev/Total Rev	33%	34%	33%
■ Non-perf Assets/ Loans	0.29%	0.27%	0.25%	decreasing!
Why Own CHCO Stock?
1. CHCO is consistently and
     extraordinarily profitable:

Why Own This Stock?
1. CHCO is highly profitable

2. CHCO is conservatively positioned

3. CHCO is focused on growth

4. CHCO has strong management talent

Loan to Deposits 83.6%

Loan to Deposits 92.0%

Sample of 222 publicly traded banks
and thrifts with assets between $1-$5
billion as of December 31, 2005
As of December 31, 2005

Conservative Loan Portfolio
Mix

As of December 31, 2005

Sample of 222 publicly traded banks
and thrifts with assets between $1
and $5 billion
Strong Loan Quality

Deposits: Low Cost and Stable
Data: December 31, 2005

CHCO is highly liquid

34%

21%

79%

66%

*As of December 31, 2005.
Non-interest income excludes
security gains
Sample of 222 publicly traded banks
and thrifts with assets between $1
and $5 billion as of December 31,
2005
Favorable Revenue Profile

2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from Legal Settlement and associated legal expenses of $500M;
  Peers: Sample of 222 publicly traded banks and thrifts with assets between $1 to $5 Billion as of December 31, 2005
91st percentile
City is Highly Efficient

	CHCO 6/30/06	Peer Median
Equity/Assets	11.5%	8.7%
Tang Equity/Tang Assets Tang Equity/Tang Assets	9.1% 9.1%	7.0% 7.0%
Leverage Ratio	10.3%	12.5%
Tier I Capital Ratio	14.6%	11.1%
Total Risk-based Capital Ratio Total Risk-based Capital Ratio	15.5% 15.5%	12.5%
Strong Capital facilitates growth:

Why Own This Stock?
■
1. CHCO is highly profitable
■
2. CHCO is well-positioned for the
future
■
3. CHCO is growing in slow-growth
markets
◆
Internal Loan Growth
◆
Internal Deposit Growth
◆
Improvements to Retail Distribution
System
◆
Acquisition

	Population Growth 2006-2011	Median Household Income 2006
CHCO franchise	1.6%	$35,928
West Virginia	0.8%	$34,207
U.S.	6.7%	$51,546
Banking in Slow-growth markets:
CHCO has succeeded despite the slow growing
markets in which it operates

	Population Growth 2006-2011	Household Income
Kanawha Co. (Charleston)	-3.8%	$39,847
Putnam Co.	4.4%	$54,072
Jefferson Co.	13.15%	$51,953
Local Demographics:
Within any franchise there are pockets of better opportunity

Kanawha County is losing
population – but there is growth
  even in declining markets!

9.8%
10.4%
33.4%
incl. Classic
12.7%
annualized
Commercial Loan Growth:

Loan Mix:

34.0%
9.1%
2.1%
7.8%
annualized
Home Equity Loan Growth:

5.2%
26.2% incl.
Classic
2.9%
annualized
Residential Loan Growth:

Source: Internal data as of December 31, 2005

CHCO:
A Retail Focused Franchise

City’s Retail Business Model
■
Best in class products
■
Strong distribution network
■
Very targeted marketing/promotion
■
Alignment between staff, key
performance measures, and
compensation

Best in Class Products:
an early adopter of Totally Free
Checking
2001-2003
■
First to market
■
Little competition
■
High level of account growth
■
Strong Revenue lift

Best in Class Products:
Totally Free Checking
By late 2004
■
Every bank in market now offered free
checking
■
Growth started to flatten
■
Sole focus on Free Checking resulted in
91% of all new accounts opened being put
in this product type
■
Identified desire to diversify revenue
stream

Best in class products
2nd Generation transaction accounts
2005
■
Simplified account offerings
■
Improved fee income opportunities in
new account line up
■
Gave our front line an improved sales
system combined with strong marketing
■
Goal was to lift the number of new
accounts and lower the percentage that
were sold free

Best in class products
2nd Generation transaction accounts

Average of
2,657 in 2005
Average of
2,372 in 2004
Average of
2,674 YTD in
2006
Gave us the lift we wanted…
New Consumer DDA Accounts openings per month

20% CAGR
2nd Q 2001 to 4th Q 2005
And the corresponding revenues

Debit Card Revenue

Current run rate
is $5,000,000 in
annual revenue

	2003	2004	2005
Transactions	8,067,069	9,917,376	12,763,439
Sales Volume	$183 Million	$208 Million	$283 Million
Revenue	$2,700,722	$3,001,842	$3,980,931
Revenue Growth (over prior year)	23%	11%	33%
Active Cards	57,719	60,764	73,477
Penetration	75%	77%	80%
Avg Transactions per account	9.2	10.5	11.8
Debit Card Success

New Partnership with Elan to
provide Credit Card Products
■
The trend was not our
friend
■
No easy way to
differentiate products
■
Competing against teaser
rates; rewards programs,
affinity groups, etc
■
Strategic partnership
allows us to maintain
branded program with
stronger products and
support

City continues to innovate to offer
the best products to our customers:

Wal-Mart Strategy
Consolidations/Renovations/ Relocations
New Branches in growing areas of existing
markets
DeNovo entry into contiguous markets
Optimizing our Retail Distribution
System

▪
Part of a Hub and Spoke distribution strategy
▪
High-traffic Wal-Marts equal high volume in

  new accounts and service fee income
▪
Supports existing retail distribution outlets in
City’s major Markets with low capital outlay
▪
Openings
t
Charleston – Sept 2004
t
Huntington – Sept 2004
t
Beckley – May 2005
t
Ashland – August 2005
t
Ripley – 1st Quarter 2007
t
Hurricane - 2007

City’s Wal-Mart Strategy

Consolidations/Renovations/Relocations:
Our New Downtown Charleston Office
Housing Retail, Trust, Commercial & Private Banking
Opened 2006

New branches in growing areas of
existing markets:
Newest branch opening next month in high growth market in Eastern Panhandle (near Washington DC)

Our new “flagship branch”
in the Eastern Panhandle

Other Strategic Opportunities

Capital Flexibility
Dividends
- Increased 10% in April 2004 to $0.88
-
Increased 13.6% in April 2005 to $1.00
-
Increased 12% in April 2006 to $1.12
-
Payout ratio in 2006: 37%

Share Repurchases
-
Tangible Capital @ 9.1% @ 6/30/2006
-
Purchased over 700,000 in 1st half of 2006
-
Holding Company has $35 million in cash
-
CHCO’s strong profitability allows greater long-term
share repurchase activity than peers

$100MM to $500MM in assets
Markets in or adjacent to CHCO footprint
Retail Opportunity
Accretive to EPS in first full year
Acquisitions:

Industry Challenges for 2007
■
Flat Yield Curve & NIM Compression
◆
CHCO is less dependent on NII for revenue than peers
◆
CHCO has demonstrated strong management of
NII/NIM by delivering promised results to rising rates

■
Lower short-term rates would be
challenging
◆
CHCO has purchased interest rate floors
◆
CHCO maintains significant short-term investment
assets which could be moved into long-term bonds

■
Asset Quality is at its peak
◆
CHCO’s loan to deposit ratio is less than peers
◆
CHCO has focused on real-estate secured lending
◆
Real estate prices in CHCO markets have been subdued

■
Housing is in decline
◆
CHCO’s profitability has not been dependent upon
mortgage banking
◆
Housing in CHCO’s markets has been generally stable

	2004	2005	2006 Projected	2007 Projected	2008 Projected
Average Balances	$83.5 MM	$42.9 MM	$24.7 MM	$16.5 MM	$12.1 MM
Rate	17.4%	26.6%	40%	40%	40%
Gross Interest Revenue	$14.5 MM	$11.4 MM	$9.6 MM	$6.7 MM	$4.9 MM
Previously Securitized Loans:
A unique challenge for CHCO which was met in 2005 and 2006 thru loan growth and a balance sheet positioned to benefit from rising rates

Prime Rate
CHCO
Peers
Net Interest Margin: CHCO has benefited
from rising interest rates and
demonstrated strong management of net
interest margin

H/R Director	Clorox	2005
CFO	Public Accounting	2005
EVP – Commercial Lending	BB&T	2004
SVP – Mortgage Lending	United Bankshares	2004
Regional Branch Manager	BB&T	2004
Chief Auditor	BB&T	2001
SVP – Consumer Lending	Bank One	2001
SVP – Branch Banking	BB&T	2001
Senior Lender	BB&T	2001
Commercial Workout Manager	Huntington	2001
CEO	INB/NBD/PPLS	2001
EVP – Retail	PPLS/BKD	2001
A Deep & Diverse Talent Pool
Talented additions have been made where additional strength was needed:

CHCO Checklist for success in slow
growth markets:
■
Strong Net Interest Margin – Yes
■
Disciplined competition – True in most markets
■
Ability to grow share – Yes
■
Efficient Cost Structure – Yes
■
Tight Capital – No, but poses a significant opportunity to
enhance EPS as more optimal capital structure is
achieved!
■
Exploiting sub-market growth: Yes
■
Opportunity to grow into adjacent markets – A few
opportunities are available undertake this opportunity
■
Management – Strong as demonstrated by long-term
sustained performance

•
Based on Price of $39.82 (close of business 9/5/06)
** Based on Analyst estimates for 2007 of $3.16
Pricing Metrics*
■
Price to Book: 246%
■
Price to Tangible Book:            311%
■
Price to 2007 Projected Earnings**   12.6x
■
Institutional
Ownership        46%

Questions?